UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     October 13, 2024

               Southern First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

6 Verdae Boulevard, Greenville, SC	29607
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

100 Verdae Boulevard, Suite 100, Greenville, SC
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SFST	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 13, 2024, Southern First Bancshares, Inc. (the “Company”), announced that Julie A. Fairchild, 50, has been named Chief Accounting Officer of the Company’s wholly owned subsidiary, Southern First Bank (the “Bank”) effective immediately. In this role, Ms. Fairchild will also serve as the Company’s principal accounting officer. In connection with Ms. Fairchild’s appointment, the Company and the Bank’s current Chief Financial Officer, Christian Zych, has stepped down from the role of principal accounting officer.

Ms. Fairchild joined the Bank in 2005, serving in various roles, most recently as Executive Vice President of Accounting and Finance. Prior to joining the Bank, Ms. Fairchild served as audit manager for Elliott Davis, LLC, a regional public accounting and consulting firm. Ms. Fairchild holds a Bachelor of Science degree in accounting from Bob Jones University and is a certified public accountant in the state of South Carolina.

Ms. Fairchild has no family relationships with any of the Company’s executive officers or directors, and there have been no related party transactions between Ms. Fairchild and the Company that are reportable under Item 404(a) of Regulation S-K.

A copy of the press release is attached hereto as Exhibit 99.1

ITEM 9.01.   Financial Statements and Exhibits

(d) Exhibits	The following exhibit index lists the exhibits that are either filed or furnished with the Current Report on Form 8-K.
Exhibit No.	Description

99.1	Press Release announcing the appointment of Julie Fairchild as chief accounting officer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

By:	/s/ Christian J. Zych
Name:	Christian J. Zych
Title:	Chief Financial Officer

October 28, 2024